UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 23, 2021
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)

United Kingdom	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One St. Paul’s Churchyard
London
United Kingdom	EC4M 8AP
(Address of principal executive offices)	(Zip Code)

+44 203-429-3950

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2021, upon the recommendation of the Environmental, Social, and Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of TechnipFMC plc (the “Company”), the Board elected Sophie Zurquiyah to the Board and appointed Ms. Zurquiyah to the Audit Committee of the Board, effective April 1, 2021. In connection with the election of Ms. Zurquiyah, effective April 1, 2021, the Board will increase its size from nine to ten directors.

For her service, Ms. Zurquiyah will receive compensation commensurate with that received by the Company’s other non-executive directors as disclosed under the caption “Director Compensation” in the Company’s Definitive Proxy Statement, filed with the U.S. Securities and Exchange Commission on March 13, 2020, prorated to reflect her length of service in 2021. Such compensation is in accordance with the Company’s shareholder-approved Director Remuneration Policy.

Item 7.01	Regulation FD Disclosure.

On March 1, 2021, the Company issued a news release announcing Ms. Zurquiyah’s election to the Board, a copy of which is filed herewith as Exhibit 99.1.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	News Release issued by TechnipFMC plc dated March 1, 2021
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

By: /s/ Victoria Lazar
Dated:	March 1, 2021	Name: Victoria Lazar
Title: Executive Vice President, Chief Legal Officer, and Secretary